SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 11, 2006
EPIX Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-21863	04-3030815

(Commission File Number)	(IRS Employer Identification No.)

4 Maguire Road, Lexington, Massachusetts	02421

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 761-7600
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1 Development and License Agreement
EX-10.2 Stock Purchase Agreement

Item 1.01 Entry into a Material Definitive Agreement.
     This Current Report on Form 8-K/A amends the Current Report on Form 8-K of EPIX Pharmaceuticals, Inc. (the “Company”), filed with the Securities and Exchange Commission (“SEC”) on December 14, 2006 (the “8-K”), regarding its entry into a development and license agreement (the “Collaboration Agreement”) with SmithKline Beecham Corporation, doing business as GlaxoSmithKline, and Glaxo Group Limited (together “GSK”) and a stock purchase agreement (the “Purchase Agreement”) with GSK, to file the Collaboration Agreement and Purchase Agreement as Exhibits 10.1 and 10.2, respectively, hereto. The information previously reported in the 8-K is hereby incorporated by reference into this Current Report on Form 8-K/A.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits:

10.1**	Development and License Agreement among SmithKline Beecham Corporation, doing business as GlaxoSmithKline, Glaxo Group Limited and the Company, dated December 11, 2006

10.2	Stock Purchase Agreement among the Company, Glaxo Group Limited and SmithKline Beecham Corporation, doing business as GlaxoSmithKline, dated December 11, 2006

**	Confidential treatment has been requested for portions of this exhibit.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIX PHARMACEUTICALS, INC.
January 18, 2007	By:	/s/ Kim C. Drapkin
Kim C. Drapkin
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1**	Development and License Agreement among SmithKline Beecham Corporation, doing business as GlaxoSmithKline, Glaxo Group Limited and the Company, dated December 11, 2006

10.2	Stock Purchase Agreement among the Company, Glaxo Group Limited and SmithKline Beecham Corporation, doing business as GlaxoSmithKline, dated December 11, 2006

**	Confidential treatment has been requested for portions of this exhibit.